Rule 497(e)
                                                  File Nos:  333-88553
                                                             811-09609




       Supplement Dated August 29, 2001 To Prospectus dated March 30, 2001
                                       For
                              Nasdaq 100 Index Fund

     On August 29, 2001, the Board of Trustees decided it was in the best interest of the Nasdaq 100 Index Fund (the "Fund") and its shareholders to close the Fund to purchases after the close of business on August 29, 2001. The Board decided to terminate the Fund effective as of the close of business on September 21, 2001, or as soon as reasonably practicable thereafter (the "Closing Date"). The Board further decided to terminate the Fund's 12b-1 distribution and service plan effective on August 29, 2001. Shareholders may redeem at any time prior to the Closing Date. Shareholders remaining in the Fund on the Closing Date will receive the net asset value per share for all shares they own on the Closing Date. This may be a taxable event for shareholders.